Q3 2020 Conference Call Exhibit 99.1

Forward-Looking Statements This communication contains forward-looking statements within the meaning of the U.S. federal securities laws. Forward-looking statements include, without limitation, statements concerning plans, estimates, calculations, forecasts and projections with respect to the anticipated future performance of the Company. These statements are often, but not always, made through the use of words or phrases such as ‘‘may’’, ‘‘might’’, ‘‘should’’, ‘‘could’’, ‘‘predict’’, ‘‘potential’’, ‘‘believe’’, ‘‘expect’’, ‘‘continue’’, ‘‘will’’, ‘‘anticipate’’, ‘‘seek’’, ‘‘estimate’’, ‘‘intend’’, ‘‘plan’’, ‘‘projection’’, ‘‘would’’, ‘‘annualized’’, “target” and ‘‘outlook’’, or the negative version of those words or other comparable words or phrases of a future or forward-looking nature. Forward-looking statements involve estimates and known and unknown risks, and reflect various assumptions and involve elements of subjective judgement and analysis, which may or may not prove to be correct, and which are subject to uncertainties and contingencies outside the control of Byline and its respective affiliates, directors, employees and other representatives, which could cause actual results to differ materially from those presented in this communication. The COVID-19 pandemic is adversely affecting us, our employees, customers, counterparties and third-party service providers, and the ultimate extent of the impacts on our business, financial position, results of operations, liquidity, and prospects is uncertain. Continued deterioration in general business and economic conditions, including further increases in unemployment rates, or turbulence in U.S. or global financial markets could adversely affect our revenues and the values of our assets and liabilities, reduce the availability of funding, lead to a tightening of credit, and further increase stock price volatility. In addition, changes to statutes, regulations, or regulatory policies or practices as a result of, or in response to COVID-19, could affect us in substantial and unpredictable ways. No representations, warranties or guarantees are or will be made by Byline as to the reliability, accuracy or completeness of any forward-looking statements contained in this communication or that such forward-looking statements are or will remain based on reasonable assumptions. You should not place undue reliance on any forward-looking statements contained in this communication. Certain risks and important factors that could affect Byline’s future results are identified in its Annual Report on Form 10-K and other reports filed with the Securities and Exchange Commission, including among other things under the heading “Risk Factors” in its Annual Report on Form 10-K, for the year ended December 31, 2019, and its Quarterly Reports on Form 10-Q for the quarters ended March 31, 2020 and June 30, 2020. Any forward-looking statement speaks only as of the date on which it is made, and Byline undertakes no obligation to update any forward-looking statement, whether to reflect events or circumstances after the date on which the statement is made, to reflect new information or the occurrence of unanticipated events, or otherwise unless required under the federal securities laws.

Third Quarter 2020 Summary Balance Sheet Significant Increase in PTPP(1) While Managing Through a Challenging Environment Credit Management Total loan deferrals declined to 0.8% of total loans and leases compared to 14.6% at 2Q20 NPLs and NPAs remain relatively stable at 0.99% and 0.79%, respectively Continued reserve build with ALLL increasing to 1.40%, or 1.63% ex- PPP loans, from 1.17% and 1.36% in 2Q20 ALLL + AAA / loans and leases increasing to 1.79%, or 2.08% ex- PPP, from 1.60% and 1.86% in 2Q20 Capital and Liquidity Strong capital levels with a CET1 ratio of 12.55% and total RBC ratio of 16.67% increasing 22 bps and 80 bps for the quarter Tangible book value per common share of $15.81 compared to $15.47 in 2Q20 Strong liquidity position with $2.6 billion in total funding availability at September 30, 2020 Completed additional issuance of $25.0 million in sub debt to further strengthen capital position Continued quarterly dividend of $0.03 per share Pre-Tax Pre-Provision Net Income, represents a non-GAAP financial measure. See “Non-GAAP Reconciliation” in the appendix. Net income of $13.1 million, or $0.34 per diluted share, compared to $9.1 million, or $0.24 per diluted share, in 2Q20 PTPP (1) of $34.1 million, up from $28.4 million in 2Q20 ROAA of 0.81% up from 0.59% in 2Q20; Pre-tax pre-provision ROAA(1) of 2.12% up from 1.85% in 2Q20 Reduction in deposit costs helping to offset net interest margin pressure Average cost of deposits declined 14 bps to 0.22% in 3Q20 Record level of government guaranteed loan production and gain on loan sale income Net gain on loan sales increased to $12.7 million from $6.5 million in 2Q20 Efficiency ratio of 52.47%, compared to 53.70% in 2Q20 Strategic consolidation of 11 branches to drive further efficiency improvements in 2021 Total assets increased by $103.8 million, or 1.6% from 2Q20 Total loans and leases remained relatively flat to prior quarter Strong government guaranteed originations and conventional commercial loan pipeline build Non-interest bearing deposits remain at 35% of total deposits in 3Q20 Total deposits declined to $4.8 billion driven by continued runoff of higher cost deposits and seasonal tax payments

Consistent Progress in Strategic Branch Consolidation ($ in millions) Third significant branch consolidation since recap in 2013 11 branches identified for consolidation at the end of 2020; approximately 20% of current branch network Annualized estimated cost savings of $4.3 million ~25% of cost savings to be redeployed into further investment in digital banking platform and renovation/upgrading of other retail branches Estimated one-time charge of $5.9 million; including $696,000 recognized during 3Q20 related to salaries and benefit expenses Pro forma branch consolidation impact on 3Q20 deposits / branch increasing to $104.6 million Retail Branch Count *Pro forma to reflect planned 4Q20 branch consolidation Deposits per Branch

Byline Bancorp, Inc.

COVID-19 Response and PPP Program

- A phased-in return to the workplace **70-80%** WFH through end of year
- **~70% of all locations** remain open with access to drive-up and lobby appointment service
- Funded over **$635 million** of PPP loans by processing over **3,700** applications; began processing forgiveness applications at the end of August
- **>$160 million** of PPP loans currently in various stages of forgiveness; SBA approvals and cash payments began in October
- Assisted our clients by processing **~1,800 payment deferrals** since March 2020; **active deferrals down to <1%** as of September 30
- Actively supporting **community organizations** and participating in **local programs and initiatives**

PPP Loan Production Details

Over 3,700
Applications Processed

$169,000
Average Loan Balance

$635 million
PPP Loans Funded

49%
# of Loans < $50,000

Over 56,000
Jobs Retained

PPP by Industry


Other [1] 15%
Manufacturing 20%
Food Service 11%
Waste Management / Remediation Services 10%
Construction 9%
Prof., Scientific, and Tech.... 7%
Wholesale Trade 7%
Health Care 7%
Retail Trade 7%
Other Services 6%

5

Note: PPP Data as of September 30, 2020, PPP Forgiveness data as of October 20, 2020
(1) Represents sectors with less than 5% of the PPP portfolio.

Byline Bancorp, Inc.

Loan and Lease Deferral Update – As of September 30, 2020

Active Deferrals

Business Unit	$Balance (millions)	% of Portfolio[(2)]	# of Deferrals
Commercial Banking	$23.0	0.83%	19
Consumer Loans	1.9	0.05%	11
Leasing	1.8	0.05%	46
Govt. Guaranteed Lending[(3)]	1.1	0.03%	3
Total	**$27.9**	**0.78%**	**79**

Overview of Deferrals

- Majority of modifications were made in April and May of 2020 with an initial duration of 90 days
- ~96% of loans have returned to regular payment status
- Cumulative loans and leases that received a deferral this year related to COVID-19 - $631.8 million or 16.8% of the total portfolio[(2)]
- As of September 30, 2020, of the $27.9 million currently on deferral:
  - 16 loans for $8.4 million remain on the first deferral
  - 63 loans for $19.5 million were granted a second deferral

Overview of Second Deferrals

- Robust second deferral process subject to full credit underwriting and approval process for up to an additional 90 days
- 78% of loan balances are secured with real estate collateral
  - WA LTV of loans secured by commercial real estate at 68%
- Primarily owner-occupied commercial real estate

Active Second Deferrals by Industry



Other Services[(1)]
13%
Accommodation and Food Services
11%
Manufacturing
33%
Arts, Entertainment, and Recreation
19%
Consumer Loans
24%

Note: Data as of September 30, 2020. Due to rounding, amounts may not calculate precisely.
(1) Represents sectors with less than 5% of the total portfolio.
(2) Excludes PPP loans.
(3) Excludes SBA 7(a) loans that have or are currently receiving CARES Act subsidy payments.

6

Select COVID-19 Industries ($ in millions) Total loan and lease portfolio (excluding PPP) stood at $3.8 billion as of September 30, 2020; Aggregate exposure to select COVID-19 industries ~ 9.9% of portfolio Restaurants represent the largest exposures at $133.9 million or 3.6% of total loans and leases, down from $141.7 million or 3.8% of total loans and leases at June 30, 2020 Hotel exposure at $47.3 million, down $10.4 million compared to June 30, 2020 Note: Excludes PPP loans. $371.89.9% Remaining Loan and Lease Portfolio $3,722.9 90.2%

Select COVID-19 Industries Detail *($ in millions)*

Restaurants

Portfolio Characteristics

- Balance: $133.9 million
  - Conventional: $64.4 million
  - Leasing: $3.1 million
  - SBA: $66.4 million
    - Guaranteed: $10.2 million
- Average loan: $207,000
- Largest loan: $3.8 million

Exposure: Deferral and SBA Subsidy
$ of portfolio / % of portfolio

- Active Deferrals[1]: $2.3 million / 2%
- Active SBA subsidy: $11.0 million / 8%



Caterers 8%
Other 1%
Snack and Nonalcoholic Bev. Bars 12%
Full-Service Restaurants 42%
Drinking Places (Alcoholic Bev.) 12%
Limited-Service Restaurants 25%

Hotels

Portfolio Characteristics

- Balance: $47.3 million
  - Conventional: $27.4 million
  - Leasing: $507,000
  - SBA: $19.4 million
    - Guaranteed: $86,000
- Average loan: $570,000
- Largest loan: $10.0 million

Exposure: Deferral and SBA Subsidy
$ of portfolio / % of portfolio

- Active Deferrals[1]: None
- Active SBA subsidy: $1.9 million / 4%



Vacation Camps 5%
Other 2%
Room, Dorms, and Workers Camps 25%
Hotels (ex. Casino Hotels) and Motels 68%

Amusement

Portfolio Characteristics

- Balance: $47.9 million
  - Conventional: $20.6 million
  - Leasing: $1.7 million
  - SBA: $25.7 million
    - Guaranteed: $3.8 million
- Average loan: $266,000
- Largest loan: $5.6 million

Exposure: Deferral and SBA Subsidy
$ of portfolio / % of portfolio

- Active Deferrals[1]: $3.7 million / 8%
- Active SBA subsidy: $5.2 million / 11%



Skiing Facilities 4%
Other 8%
Fitness and Recreational Sports Centers 31%
Amusement / Theme Parks 5%
Other Amusement / Recr. Industries 18%
Golf Courses and Country Clubs 34%

8

Note: Data as of September 30, 2020.
(1) Excludes SBA 7(a) loans that have or are currently receiving CARES Act subsidy payments.

Religious/Non-Profit/Civic Portfolio Characteristics Balance: $40.6 million Conventional: $28.4 million Leasing: $1.6 million SBA: $10.6 million Guaranteed: $545,000 Average loan: $180,000 Largest loan: $7.4 million Exposure: Deferral and SBA Subsidy $ of portfolio / % of portfolio Active Deferrals(1): $333,000 / 1% Active SBA subsidy: None Nursing Homes Portfolio Characteristics Balance: $49.9 million Conventional: $42.0 million Leasing: $937,000 SBA: $6.9 million Guaranteed: $397,000 Average loan: $978,000 Largest loan: $14.7 million Exposure: Deferral and SBA Subsidy $ of portfolio / % of portfolio Active Deferrals(1): None Active SBA subsidy: $204,000 / < 1% Trucking/Transportation Portfolio Characteristics Balance: $40.1 million Conventional: $34.0 million Leasing: $2.5 million SBA: $3.7 million Guaranteed: $549,000 Average loan: $248,000 Largest loan: $4.0 million Exposure: Deferral and SBA Subsidy $ of portfolio / % of portfolio Active Deferrals(1): $32,000 / < 1% Active SBA subsidy: $197,000 / < 1% Select COVID-19 Industries Detail (Continued) ($ in millions) Note: Data as of September 30, 2020. (1) Excludes SBA 7(a) loans that have or are currently receiving CARES Act subsidy payments.

Loan and Lease Trends ($ in millions) Loan & Lease Originations and Payoffs(1) Loans by Segment Originated and Acquired Loan & Lease Portfolio Total loans and leases were $4.4 billion at 3Q20, comparable to the prior quarter Originated portfolio increased by $41.0 million Growth in commercial loans and equipment leasing offset by runoff in residential real estate portfolio Acquired portfolio decreased by $57.7 million Utilization of credit lines decreased by $167.2 million Payoff activity increased by $21.7 million versus 2Q20 $107.1 million in 3Q20 compared to $85.4 million in 2Q20 Line usage decreased to 57.2% in 3Q20 from 58.5% in 2Q20 (1) Excludes PPP Loans. Loans by Rate Type⁽¹⁾

Government-Guaranteed Lending ($ in millions) On Balance Sheet SBA 7(a) & USDA Loans #2 SBA 7(a) lender in the United States #1 SBA lender in Illinois and Wisconsin; #3 SBA lender in Indiana Servicing $2.1 billion in government guaranteed loans Under the CARES Act, SBA 7(a) loans fully disbursed by September 27 receive 6 months of principal and interest payments from the SBA ~$327 million received 6 months of payments through September (~avg. loan size $210,000) Serviced Loan Sector Concentration Represents sectors with less than 5% of the total portfolio. Excludes PPP Loans. Total SBC Closed Loan Commitments (1) September 30, 2020 $ Balance (millions) % of Portfolio(2) Unguaranteed $362.6 9.7% Guaranteed 71.7 1.9% Total SBA 7(a) Loans $434.3 11.6% Unguaranteed $33.4 0.9% Guaranteed 55.3 1.5% Total USDA Loans $88.7 2.4%

Total deposits decreased $148.2 million to $4.8 billion Some outflow due to seasonal impact of tax payments Continued run-off of higher cost deposits Continued improvement in deposit mix with time deposits declining to 16.8% of total deposits from 18.7% in 2Q20 Total deposit costs decreased 14 basis points from prior quarter Interest bearing deposit costs decreased 20 basis points from prior quarter Deposit Trends ($ in millions) Average Non-Interest Bearing Deposits Deposit Composition Cost of Interest Bearing Deposits

Net Interest Income and Net Interest Margin Trends ($ in millions) Net interest margin decreased 11 basis points to 3.60% from 2Q20 Excluding accretion income, net interest margin declined 15 basis points from 2Q20 Decline in earning asset yields due continued loan repricing, full quarter impact of lower-yielding PPP loans Higher borrowing costs due to issuance of subordinated debt Offset by decline in cost of deposits Yield on loans and leases excluding PPP of 5.06% Average cost of deposits for month of September down to 18 bps compared to 22 bps for 3Q20 $201.4 million of CDs maturing in 4Q20 with an average rate of 0.72% Net Interest Margin Drivers of NIM Change NIM, Yields, and Costs

Total Non-Interest Income Non-Interest Income Trends ($ in millions) Non-interest income increased $9.5 million from 2Q20 Higher net gains on sales of loans Increase in loan servicing asset revaluation Increase in customer activity driving higher bank fees $1.0 million in net gains on securities sales Volume Sold and Average Net Premiums Net Gains on Sales of Loans Government Guaranteed Loan Sales $121.2 million of loan sales in 3Q20, compared to $78.7 million in 2Q20 Strong investor demand in secondary market drove increase in net premiums

Non-Interest Expense Trends ($ in millions) Non-interest expenses was $41.7 million, up from $37.0 million in 2Q20 Higher salaries and employee benefits due to deferred costs related to PPP loan originations in prior quarter $696,000 in charges related to planned branch consolidation recognized in 3Q20 Increase in loan related expenses due to strong quarter of government-guaranteed loan production Disciplined expense management of $41.7 million of adjusted non-interest expense(1) versus $44.3 million in 3Q19; a 5.8% decrease y-o-y Efficiency ratio of 52.47% improved from 53.70% in prior quarter, due to higher revenue Non-interest expense / average assets improved to 2.59% from 3.32% in 3Q19 Efficiency Ratio Non-Interest Expense Represents a non-GAAP financial measure. See “Non-GAAP Reconciliation” in the appendix. (1)

Asset Quality Trends ($ in millions) Non-performing assets to total assets remained stable at 0.83% NPLs/ Total Loans & Leases increased by 7 bps to 0.99% in 3Q20 from 0.92% in 2Q20 NPLs/ Total Loans & Leases (excluding government guaranteed) increased to 0.90% in 3Q20 from 0.84% in 2Q20 Other real estate owned decreased by $0.5 million during the quarter NCOs/ average loans and leases decreased to 53 bps in 3Q20 from 57 bps in 2Q20 ALLL/Loans and Leases increased to 1.40% in 3Q20 compared to 1.17% in 2Q20 Excluding PPP loans, ALLL/Loans and Leases was 1.63% and NPLs/Loans and Leases was 1.15% in 3Q20 Acquisition accounting adjustments (AAA) on acquired loans decreased to $17.1 million versus $19.3 million in the prior quarter NPLs / Total Loans & Leases Loss Absorbency 1.40% 1.17% 2.08% 1.86%

Project Sox Offer Migration Strong Liquidity and Capital Position Liquidity Position and Funding Profile Strong Capital Base Access to $2.6 billion of liquidity available Loan / Deposit ratio of 91.96% $87.5 million of cash at the holding company at 3Q20 CET1 of 12.55% and Total Capital Ratio of 16.67% Excess CET1 capital above conservation buffer of $252.0 million Raised an additional $25.0 million of subordinated debt during 3Q20 $794.7 million total stockholders equity TCE / TA(1) was 9.64% for 3Q20 and 10.70% excluding PPP Common dividend of $0.03 per share for the quarter No share repurchases for the quarter Regulatory Capital Represents a non-GAAP financial measure. See “Non-GAAP Reconciliation” in the appendix.

Areas of Focus Support existing customer relationships and manage credit risk given the environment Drive organic loan growth and relationship banking strategy Maintain disciplined expense management Continue to invest in technology and the franchise Execute our strategy and capitalize on market opportunities

Appendix

Select COVID-19 Industries: Loan and Lease Pool by Industry ($ in thousands) Note: Data as of September 30, 2020.

Projected Acquisition Accounting Accretion Projected Accretion(1) ($ in millions) (1) Projections are updated quarterly, assumes no prepayments and are subject to change. Accretion as a Percentage of Total Revenue

PPP Impact on 3Q20 Financials At or for the Three Months Ended 9/30/20 Gross PPP Loans $635.4 million Average PPP Loans, net $619.0 million Average Borrowings Under PPPLF $449.7 million PPP Interest and Processing Fee Income $3.5 million PPPLF Interest Expense $0.4 million Average Loan Yield excluding PPP 5.06% PPP Deferred Loan Fee $17.5 million PPP Deferred Cost $4.4 million

Five Quarter Financial Summary ($ in millions, except per share data) Represents a non-GAAP financial measure. See “Non-GAAP Reconciliation” in the appendix.

Non-GAAP Reconciliation

Non-GAAP Reconciliation (continued)

Non-GAAP Reconciliation (continued)

Non-GAAP Reconciliation (continued)

Non-GAAP Reconciliation (continued)